UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 25, 2008

       UOMO Media Inc.

(Exact name of registrant as specified in its charter)

Nevada

333-131621

20-1558589

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

161 Bay St. 27th Floor, Toronto, Ontario, Canada

M5J 2S1

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code                (416) 368-4400

_______________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 25, 2008, we entered into an Independent Contractor Agreement with our Chairman and Chief Executive Officer, Camara Alford.  The agreement provides that Mr. Alford is to perform services as our Chairman and Chief Executive Officer pursuant to the directives of our Board of Directors. The services include developing business plans and strategies, overseeing the services performed by our other officers, representing us to the public and capital markets. Unless the agreement is terminated early, the services shall be performed from July 1, 2008 through December 31, 2008. This agreement permits early termination by either party upon delivery of 30 days advance written notice. There are no early termination penalties.

The Independent Contractor Agreement between Camara Alford and UOMO Media Inc. is filed as Exhibit 10.1 to this report, incorporated herewith.

On July 25, 2008, we entered into an Independent Contractor Agreement with our Chief Financial Officer, Jueane Thiessen. The agreement provides that Ms. Thiessen is to perform services as our Chief Financial Officer pursuant to the directives of our Board of Directors, including managing our financial and accounting operations and other duties customarily associated with the role of Chief Financial Officer. Unless the agreement is terminated early, the services shall be performed from July 1, 2008 through December 31, 2008. This agreement permits early termination by either party upon delivery of 30 days advance written notice. There are no early termination penalties.

The Independent Contractor Agreement between Jueane Thiessen and UOMO Media Inc. is filed as Exhibit 10.2 to this report, incorporated herewith.

This report may contain forward-looking statements that involve risks and uncertainties.  We  generally  use  words  such  as  “believe,”  “may,” “could,” “will,”  “intend,”  “expect,”  “anticipate,”  “plan,” and similar expressions to identify  forward-looking  statements.  You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including: our ability to continue as a going concern, the various interrelationships between our officers and directors which may cause conflicts of interest, amendments to current regulations adversely affecting our business, results of operations and prospects, our ability to raise additional capital, that we do not carry insurance and we may be subject to significant lawsuits which could significantly increase our expenses, and such other risks and uncertainties as may be detailed from time to time in our public announcements and filings with the U.S. Securities and Exchange Commission.  Although we believe  the  expectations  reflected  in  the  forward-looking  statements  are reasonable,  they  relate  only to events as of the date on which the statements are  made,  and  our  future  results,  levels of activity, performance or achievements may not meet these expectations.  We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.

Description

10.1

Independent Contractor Agreement between Camara Alford and UOMO Media Inc., dated July 25, 2008.

10.2

Independent Contractor Agreement between Jueane Thiessen and UOMO Media Inc., dated July 25, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UOMO Media Inc.

(Registrant)

Date: July 28, 2008

/s/ Camara Alford

 (Signature)

Name: Camara Alford

Title: Chief Executive Officer